UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 29, 2008
                                                        -----------------

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

     2500 McClellan Avenue, Suite 350
      Pennsauken, NJ                                  08109-4613
-----------------------------------------------       ----------
     (Address of Principal Executive Offices)         (Zip Code)

    Registrant's telephone number, including area code: (856) 486-1777
                                                       ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425). [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12). [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)). [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).




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Item 1.01         Entry into a Material Definitive Agreement.
On  February  29,  2008,  RCM  Technologies,  Inc.  (the  "Registrant")  and RCM
Technologies Services Company, Inc. (together with the Registrant, "RCM"), entered into a Repayment and Security Agreement (the "Agreement") with Ideal Interiors, Inc. ("Ideal"), Creative Interiors Plus, LLC ("Creative"), DJJ, Inc. ("DJJ") and Ideal Structural Security, Inc. ("Structural," together with Ideal, Creative and DJJ, collectively the "Trade Debtors"), and Frank S. DeGrande, Ricardo R. Rivera, Cadil Rodriguez and Louis Serrante, as guarantors of the obligations of the Trade Debtors (such guarantors, collectively, the "Guarantors").

Under the Agreement, the Trade Debtors have agreed to the terms on which they will pay in full their obligations to RCM for various services provided by RCM pursuant to various agreements and orders referenced in the Agreement. The total amount due from the Trade Debtors to RCM is $7,456,252.93, of which $1,000,000 was paid on the execution of the Agreement and $200,000 shall be paid to RCM on or before March 14, 2008. Of the remaining $6,256,252.93, $1,250,000 will be paid not later than July 1, 2008, with the remaining amount due in equal monthly installments over the three years following that date. Outstanding amounts bear interest at a rate of 6.00% per annum.

The payment of all amounts due under the Agreement by the Trade Debtors and the performance of all other obligations of Trade Debtors referred to therein is secured by a perfected security interest in and lien upon all of the Trade Collateral (as defined in the Agreement) and all of Trade Debtors' right, title and interest in and to all accounts.

Each of the Guarantors has unconditionally guaranteed and become surety for all of the obligations of the Trade Debtors under the Agreement.

                                       1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RCM TECHNOLOGIES, INC.



                              By: /S/Stanton Remer
                                   Stanton Remer
                                   Chief Financial Officer, Treasurer and
                                   Secretary


Dated: March 4, 2008